UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 14, 2021 (December 14, 2021)

Date of Report (Date of earliest event reported)

Canadian Pacific Railway Limited

(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E. Calgary AB	T2C 4X9
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (403) 319-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Shares, without par value, of Canadian Pacific Railway Limited	CP	New York Stock Exchange
Toronto Stock Exchange
Perpetual 4% Consolidated Debenture Stock of Canadian Pacific Railway Company	CP/40	New York Stock Exchange
	BC87	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously reported, on September 15, 2021, Canadian Pacific Railway Limited (the “Corporation”), Cygnus Merger Sub 1 Corporation, a direct wholly owned subsidiary of the Corporation (“Surviving Merger Sub”), Cygnus Merger Sub 2 Corporation, a direct wholly owned subsidiary of Surviving Merger Sub (“First Merger Sub” and, together with Surviving Merger Sub, the “Merger Subs”) and Kansas City Southern (“Kansas City Southern”) entered into an Agreement and Plan of Merger (“Merger Agreement”) that provides for the acquisition of Kansas City Southern by the Corporation.

On December 14, 2021, on the terms set forth in the Merger Agreement, (1) First Merger Sub merged with and into Kansas City Southern (the “First Merger”) with Kansas City Southern surviving the First Merger as a wholly owned subsidiary of Surviving Merger Sub, and (2) immediately following the effective time of the First Merger (the “Effective Time”), Kansas City Southern merged with and into Surviving Merger Sub (the “Second Merger,” and, together with the First Merger, the “Mergers”) with Surviving Merger Sub surviving the Second Merger as a direct wholly owned subsidiary of the Corporation (“Second Surviving Corporation”). Upon the effective time of the Second Merger, Second Surviving Corporation was renamed “Kansas City Southern” and, as the successor company of Kansas City Southern, continued to own the assets of Kansas City Southern as of prior to the Effective Time. Following the consummation of the Mergers, the Corporation caused the contribution, directly and indirectly, of all of the outstanding shares of capital stock of the Second Surviving Corporation to Cygnus Holding Corp., a Delaware corporation and an indirect wholly owned subsidiary of the Corporation (“Merger Holdco”), immediately following which Merger Holdco deposited all of the stock of the Second Surviving Corporation, as successor to Kansas City Southern, into an independent, irrevocable voting trust (the “Voting Trust”) subject to the terms and conditions of a voting trust agreement (the “Voting Trust Agreement”), by and among the Corporation, Merger Holdco and David L. Starling (the “Trustee”), pending receipt of the final and non-appealable approval or exemption by the Surface Transportation Board (the “STB”) of the transactions contemplated by the Merger Agreement pursuant to 49 U.S.C. § 11323 et seq. (“STB Final Approval”). The deposit of all of the stock of the Second Surviving Corporation into the Voting Trust, together with the Mergers, are referred to as the “Transaction”.

ITEM 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note is incorporated herein by reference into this Item 1.01.

On December 14 2021, following the consummation of the Mergers, the Corporation, Merger Holdco and the Trustee entered into the Voting Trust Agreement. The Voting Trust Agreement requires the Trustee to vote all shares of capital stock of the Second Surviving Corporation delivered to the Trustee pursuant to the Voting Trust Agreement (the “Trust Stock”) in favor of any proposal or action necessary or desirable to effect, or consistent with the effectuation of, the transactions contemplated by the Merger Agreement. On other matters (including the election or removal of directors), the Trustee is generally permitted under the Voting Trust Agreement to vote the Trust Stock in the Trustee’s sole discretion, provided that the Trustee is generally prohibited from exercising the voting powers of the Trust Stock in any way that would create any dependence or intercorporate relationship between (i) the Corporation or its affiliates, on the one hand, and (ii) Kansas City Southern or its affiliates, on the other hand, and is also prohibited from disposing of the Trust Stock and/or any major assets of Kansas City Southern without the Corporation’s prior written authorization.

Pending the termination of the Voting Trust pursuant to the Voting Trust Agreement, the Trustee will pay over to Merger Holdco all cash dividends and cash distributions received on the Trust Stock. The Corporation may at any time cause Merger Holdco to sell or otherwise dispose of all or any part of the Trust Stock, subject to obtaining any necessary regulatory approvals. In the event the STB Final Approval is granted, the Trustee will transfer the Trust Stock to or upon the order of Merger Holdco and the Voting Trust will terminate.

In the event that STB Final Approval is not received by December 31, 2023 or the STB has, by final and non-appealable order, not provided STB Final Approval (either, an “STB Denial”), the Corporation will use its reasonable best efforts to sell the Trust Stock or otherwise dispose of the Trust Stock, during a period of two years after such STB Denial or such extension of the two-year period as the STB may approve. Any such disposition will be subject to the jurisdiction of the STB.

The foregoing description of the Voting Trust Agreement is not complete and is qualified in its entirety by reference to the full text of the Voting Trust Agreement, which is filed as Exhibit 9.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note is incorporated by reference into this Item 2.01.

At the Effective Time, (i) each share of common stock, par value US$0.01 per share, of Kansas City Southern (“KCS Common Stock”) issued and outstanding immediately prior to the Effective Time (other than certain excluded shares as described in the Merger Agreement) was converted into the right to receive (A) 2.884 common shares of the Corporation (the “Share Consideration”) and (B) US$90.00 in cash, without interest (the “Cash Consideration” and, together with the Share Consideration, the “Merger Consideration”), and (ii) each share of 4% noncumulative preferred stock of Kansas City Southern, par value US$25.00 (the “KCS Preferred Stock”), issued and outstanding immediately prior to the Effective Time (other than certain excluded shares as described in the Merger Agreement) was converted into the right to receive US$37.50 per share in cash, without interest.

Each option to purchase shares of KCS Common Stock (“KCS Stock Option”), whether vested or unvested, that was outstanding as of immediately prior to the Effective Time, at the Effective Time, became fully vested and was converted into the right to receive an amount of cash equal to (i) the excess, if any of (A) the value of the Merger Consideration over (B) the per share exercise price of such option multiplied by (ii) the total number of shares of KCS Common Stock subject to such KCS Stock Option as of immediately prior to the Effective Time, less applicable tax withholding.

Each award of shares of KCS Common Stock granted subject to any vesting, forfeiture or other lapse restrictions (“KCS Restricted Share Award”) that was outstanding as of immediately prior to the Effective Time and was granted prior to March 21, 2021, at the Effective Time, became fully vested and was converted into the right to receive (i) the Merger Consideration in respect of each share of KCS Common Stock subject to such KCS Restricted Share Award as of immediately prior to the Effective Time and (ii) the accrued but unpaid cash dividends corresponding to each share of KCS Common Stock subject to such KCS Restricted Share Award, less applicable tax withholding.

Each KCS Restricted Share Award that is outstanding as of immediately prior to the Effective Time and was granted on or after March 21, 2021, at the Effective Time, was converted into an award that entitles the holder thereof, upon vesting, to receive (i) an amount in cash equal to the value of the Merger Consideration in respect of each share of KCS Common Stock subject to such KCS Restricted Share Award and (ii) the accrued but unpaid cash dividends corresponding to each share of KCS Common Stock subject to such KCS Restricted Share Award. Each such cash- based award has the same terms and conditions (including vesting terms and conditions) as applied to the corresponding KCS Restricted Share Award, except that such award will vest in full upon a qualifying termination.

Each award of performance shares that corresponds to shares of KCS Common Stock (“KCS Performance Share Award”) that is outstanding as of immediately prior to the Effective Time was, at the Effective Time, converted into an award that entitles the holder thereof, upon vesting, to receive an amount in cash equal to the value of the Merger Consideration multiplied by 200% of the target number of shares of KCS Common Stock covered by the KCS Performance Share Award as of immediately prior to the Effective Time. Each cash-based award has the same terms and conditions (including vesting terms and conditions) as applied to the corresponding KCS Performance Share Award, except that performance-based vesting conditions will no longer apply and the award will vest in full upon a qualifying termination.

Each award of director deferred stock that corresponds to shares of KCS Common Stock (“KCS Director Deferred Stock”) that is outstanding as of immediately prior to the Effective Time, was, at the Effective Time, converted into the right to receive the Merger Consideration, less applicable tax withholding.

Upon the closing of the Transaction, the KCS Common Stock and KCS Preferred Stock ceased trading on, and are being delisted from, the New York Stock Exchange.

The foregoing description of the Merger Agreement and the Transaction is not complete and is subject to and entirely qualified by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 16, 2021.

ITEM 7.01	Regulation FD Disclosure.

On December 14, 2021, the Corporation issued a press release announcing the closing of the Transaction. A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Kansas City Southern as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 and the notes thereto were filed as part of Exhibit 99.5 to the Corporation’s Current Report on Form 8-K filed with the SEC on November 15, 2021 and are included as Exhibit 99.2 hereto and incorporated herein by reference. The interim unaudited consolidated financial statements of Kansas City Southern as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020 and the notes thereto were filed as part of Exhibit 99.6 to the Corporation’s Current Report on Form 8-K filed with the SEC on November 15, 2021 and are included as Exhibit 99.3 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

Following the Transaction, if STB Final Approval and approval from other applicable regulatory authorities is obtained, the Corporation (through its wholly owned subsidiary, Merger Holdco), will be permitted to acquire control of Kansas City Southern, the Voting Trust will be terminated and the Corporation (through Merger Holdco) will acquire control over Kansas City Southern’s railroad operations (together with the Transaction, the “Acquisition”). Following the Acquisition, the combined entity will be named Canadian Pacific Kansas City (“CPKC”).

The unaudited pro forma condensed consolidated financial information of CPKC for the nine months ended September 30, 2021 and for the year ended December 31, 2020 and the notes thereto are included in the Corporation’s prospectus filed with the SEC on November 3, 2021 (Registration No. 333-259991) beginning on page 171 thereof and are included as Exhibit 99.4 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Exhibit Description

Exhibit 2.1	Agreement and Plan of Merger, dated as of September 15, 2021, by and among Canadian Pacific Railway Limited, Cygnus Merger Sub 1 Corporation, Cygnus Merger Sub 2 Corporation and Kansas City Southern (incorporated by reference to Exhibit 2.1 to Canadian Pacific Railway Limited’s Current Report on Form-8-K filed with the Securities and Exchange Commission on September 16, 2021, File No. 001-01342)

Exhibit 9.1	Voting Trust Agreement, dated as of December 14, 2021, by and among Canadian Pacific Railway Limited, Cygnus Holding Corp. and David L. Starling

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP relating to the financial statements of Kansas City Southern

Exhibit 99.1	Press Release, dated December 14, 2021

Exhibit 99.2	Audited financial statements of Kansas City Southern as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 and the notes thereto (incorporated by reference to Exhibit 99.5 to Canadian Pacific Railway Limited’s Current Report on Form 8-K filed with the the Securities and Exchange Commission on November 15, 2021, File No. 001-01342)

Exhibit 99.3	Interim unaudited consolidated financial statements of Kansas City Southern as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020 and the notes thereto (incorporated by reference to Exhibit 99.6 to Canadian Pacific Railway Limited’s Current Report on Form 8-K filed with the the Securities and Exchange Commission on November 15, 2021, File No. 001-01342)

Exhibit 99.4	Unaudited pro forma condensed consolidated financial information of CPKC for the nine months ended September 30, 2021 and for the year ended December 31, 2020 and the notes thereto (incorporated by reference to such information in Canadian Pacific Railway Limited’s prospectus filed with the the Securities and Exchange Commission on November 3, 2021 (Registration No. 333-259991) beginning on page 171 thereof)

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2021
CANADIAN PACIFIC RAILWAY LIMITED

	By:	/s/ Nizam Hasham
	Name:	Nizam Hasham
	Title:	Assistant Corporate Secretary